                                                                    EXHIBIT 99.1


(IASIS HEALTHCARE LOGO)



INVESTOR CONTACT:                                     NEWS MEDIA CONTACT:
David White                                           Eve Hutcherson
Chairman and Chief Executive Officer                  Director, Public Relations
   or                                                 (615) 467-1221
John K. Crawford
Executive Vice President and
   Chief Financial Officer
(615) 844-2747

                IASIS HEALTHCARE ANNOUNCES SECOND QUARTER RESULTS

             -----------------------------------------------------

                  COMPANY ANNOUNCES RESIGNATION OF WAYNE GOWER

FRANKLIN, Tennessee (May 9, 2001) -- IASIS Healthcare(R) Corporation, a leading owner and operator of acute care hospitals, announced today results for the second quarter and six months ended March 31, 2001. The Company also announced that Wayne Gower, president and chief operating officer, has resigned to pursue other opportunities. Gower has been with IASIS since late 1998.

         "Wayne guided IASIS through a very important period in the Company's early development," said David R. White, chairman and chief executive officer of IASIS. "He built a solid operations group and corporate infrastructure in a very short period of time. I am grateful for his contributions to the establishment of our company and for the integrity that has characterized his work. We wish him the best in future endeavors."

         Net revenue for the second quarter ended March 31, 2001, increased 5.5% to $232.6 million compared with $220.5 million in the same quarter of last year. Earnings from continuing operations before interest expense, minority interests, income taxes, recapitalization costs, depreciation and amortization (EBITDA) for the second quarter totaled $35.6 million compared with $37.1 million in the prior year period. Net earnings from continuing operations for the quarter ended March 31, 2001, was $5.0 million compared with net earnings from continuing operations, before preferred stock dividends and accretion, of $7.9 million in the same quarter of last year. The results for the quarter ended March 31, 2001, include net revenue and EBITDA losses of $5.6 million and $1.7 million, respectively, at Rocky Mountain Medical Center (RMMC), an acute care hospital opened April 10, 2000, in Salt Lake City, Utah. Results for the comparable period in the prior year included start-up EBITDA losses of $1.8 million at RMMC. Excluding RMMC, EBITDA totaled $37.3 million for the second quarter ended March 31, 2001, compared with $38.9 million in the same quarter of last year.


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

IASIS Healthcare Announces
   Second Quarter Results
Page 2
May 9, 2001


         Regarding the quarterly results, White said, "We are pleased with our continued growth in volume. While many objectives remain to be accomplished, we believe our initiatives to increase our market share in the high-growth markets in which we operate are gaining momentum. These initiatives include recruiting and retaining quality physicians, expanding services, providing high quality services and focusing on operational excellence, all of which we believe will enable us to deliver improving financial results.

         "Our operating results reflected higher corporate costs compared with the second quarter of our last fiscal year when we were still in the process of building our corporate support infrastructure. Our results were also impacted by losses from a capitated Medicare managed care contract in our Phoenix market, which we restructured to a per-diem arrangement effective March 1, 2001.

         "The average daily census at Rocky Mountain was 17 for the quarter ended March 31, 2001, and remained at this level in April 2001. We had expected Rocky Mountain's EBITDA to make a positive contribution before June of this year; however, without substantial increases in patient volume and corresponding revenue, we will not be able to eliminate continuing losses at Rocky Mountain. We are aggressively seeking strategic solutions to reduce operating losses at Rocky Mountain, and we expect to finalize these plans in the next few months."

         Net revenue for the six months ended March 31, 2001, increased 13.5% to $452.0 million compared with $398.2 million in the same period of last year. EBITDA for the first half of fiscal year 2001 totaled $63.4 million compared with $64.7 million for the same period in 2000. Net earnings from continuing operations, before preferred stock dividends and accretion, for the six months ended March 31, 2001, was $1.4 million compared with net earnings from continuing operations, before preferred stock dividends and accretion, of $7.4 million in the same period of last year. The results for the six months ended March 31, 2001, include net revenue and EBITDA losses of $9.7 million and $5.2 million, respectively, at RMMC. Results for the comparable period in the prior year included start-up EBITDA losses of $1.8 million at RMMC. Excluding RMMC, EBITDA totaled $68.6 million for the six months ended March 31, 2001, compared with $66.5 million for the same prior year period.

         Net revenue for the acute care service segment for the second quarter ended March 31, 2001, increased 4.7% (1.9% excluding RMMC) to $206.7 million compared with net revenue of $197.4 million in the same prior year period. Excluding EBITDA losses from RMMC, acute care services EBITDA for the quarter ended March 31, 2001, totaled $36.1 million compared with $38.1 million for the quarter ended March 31, 2000.

         Net revenue for the acute care service segment for the six months ended March 31, 2001, increased 6.3% (3.7% excluding RMMC) to $399.3 million compared with pro forma net revenue of $375.7 million in the first half of fiscal year 2000, which assumes that the acquisitions of ten acute care hospitals and other related operations from Tenet Healthcare on October 15, 1999, were effective as of October 1, 1999. Excluding EBITDA losses from RMMC, acute care services EBITDA for the six months ended March 31, 2001, increased 4.1%


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

IASIS Healthcare Announces
   Second Quarter Results
Page 3
May 9, 2001


to $66.2 million compared with $63.6 million, on a pro forma basis, for the first half of fiscal year 2000.

         Same facility hospital admissions and adjusted admissions for the second quarter ended March 31, 2001, increased over the prior year period by 4.7% and 4.6%, respectively. In addition, same facility hospital admissions and adjusted admissions for the six month period ended March 31, 2001, increased over the first half of fiscal year 2000, on a pro forma basis, by 6.6% and 5.3%, respectively. Same facility includes all of the Company's hospitals, excluding RMMC.

         Net revenue for the Company's health insurance business segment, Health Choice, for the second quarter ended March 31, 2001, increased 12.1% to $25.9 million compared with $23.1 million in the same prior year period. Health Choice EBITDA for the quarter ended March 31, 2001, increased 50.0% to $1.2 million compared with $800,000 for the same prior year period.

         Net revenue for Health Choice for the six-month period ended March 31, 2001, increased 16.1% to $52.7 million compared with $45.4 million in the same prior year period, on a pro forma basis. Health Choice EBITDA for the first half of fiscal year 2001 was $2.4 million compared with $1.7 million for the first half of fiscal year 2000, on a pro forma basis, an increase of 41.2%.

         At March 31, 2001, the Company's net working capital was $92.8 million compared with $79.2 million at December 31, 2000. Net accounts receivable increased $2.5 million from $165.9 million at December 31, 2000, to $168.4 million at March 31, 2001, and amounted to 74.1 days of net revenue outstanding at March 31, 2001, compared with 78.6 days at December 31, 2000. The Company had $21.0 million outstanding under its revolving credit facility at March 31, 2001, compared with $16.5 million at December 31, 2000, an increase of $4.5 million.

         The Company's financial results from continuing operations exclude the results of Clinicare, the Company's physician practice operations consisting of 31 physicians in 13 offices. The Company is exiting this business by selling the assets of its physician practices and closing its practice support offices. Revenue and expenses associated with these operations are reported separately as discontinued operations. The Company incurred losses from its discontinued physician practice operations for the three months and six months ended March 31, 2000, of $1.7 million and $2.9 million, respectively.

         A listen-only simulcast and 30-day replay of IASIS Healthcare(R) Corporation's second quarter conference call will be available through the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on May 9, 2001.


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

IASIS Healthcare Announces
   Second Quarter Results
Page 4
May 9, 2001


         IASIS Healthcare(R) Corporation, located in Franklin, TN, is a leading owner and operator of acute care hospitals and develops and operates networks of medium-sized hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services to meet the needs of the markets it serves, promoting strong relationships with physicians, working with local managed care plans, and recruiting experienced local management. Currently, IASIS Healthcare owns or leases 15 hospitals with a total of 2,205 beds in service. These hospitals are located in four regions: Salt Lake City, UT; Phoenix, AZ; Tampa-St. Petersburg, FL; and three cities in the state of Texas, including San Antonio. IASIS Healthcare also operates five ambulatory surgery centers and a Medicaid health plan that currently serves over 43,000 members in Arizona.

         This press release contains forward-looking statements within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. These forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), projections of revenue, income or loss, and future operations. Forward-looking statements involve risks and uncertainties including, without limitation, those associated with our ability to enter into favorable contracts with managed care payors; the highly competitive nature of the healthcare industry; possible changes in Medicare and Medicaid reimbursement levels and other Federal or state healthcare reforms; future cost containment initiatives undertaken by purchasers of healthcare services; our ability to successfully build census levels, grow revenue and reduce operating losses at Rocky Mountain Medical Center; our ability to attract and retain qualified management and personnel, including physicians and nurses; our ability to service our significant indebtedness; the effect of existing and future governmental regulations, including the Balanced Budget Act of 1997, the Balanced Budget Refinement Act of 1999 and the Benefits Improvement Protection Act of 2000; the impact of possible governmental investigations; our ability to successfully implement and integrate our management information systems at our hospitals; our limited operating history; our ability to successfully manage the risks of our Medicaid managed care plan, Health Choice; our ability to successfully complete and integrate acquisitions of other companies or facilities; general economic and business conditions; and those risks, uncertainties and other matters detailed in our Annual Report on Form 10-K for the fiscal year ended September 30, 2000, and from time to time in our filings with the Securities and Exchange Commission.

         Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.


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

IASIS Healthcare Announces Second Quarter Results
Page 5
May 9, 2001



                          IASIS HEALTHCARE CORPORATION
         CONDENSED AND CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                                 (IN THOUSANDS)

                                                 THREE MONTHS ENDED           SIX MONTHS ENDED
                                                      MARCH 31,                  MARCH 31,
                                                ---------------------     -----------------------
                                                  2001         2000          2001          2000
                                                --------    ---------     ---------     ---------
Net revenue                                     $232,619    $ 220,513     $ 451,988     $ 398,208

Cost and expenses:
   Salaries and benefits                          81,230       73,371       158,315       134,277
   Supplies                                       33,451       34,785        65,587        60,901
   Other operating expenses                       63,153       59,474       128,148       109,303
   Provision for bad debts                        19,175       15,820        36,570        29,049
   Interest, net                                  16,649       15,070        33,857        29,445
   Depreciation and amortization                  13,859       11,111        27,967        21,495
   Recapitalization costs                             --           36            --         3,478
                                                --------    ---------     ---------     ---------
         Total costs and expenses                227,517      209,667       450,444       387,948
                                                --------    ---------     ---------     ---------
Earnings from continuing operations
   before minority interests and income taxes      5,102       10,846         1,544        10,260
Minority interests                                   120          134           173            42
                                                --------    ---------     ---------     ---------
 Earnings from continuing operations
   before income taxes                             4,982       10,712         1,371        10,218
Income tax expense                                    --        2,853            --         2,853
                                                --------    ---------     ---------     ---------
Net earnings from continuing operations            4,982        7,859         1,371         7,365

Discontinued operations:
  Losses from operations of discontinued
     physician practice operations                    --        1,683            --         2,902
                                                --------    ---------     ---------     ---------
         Net earnings                              4,982        6,176         1,371         4,463

Preferred stock dividends accrued (reversed)
   and accretion                                      --        6,628       (25,348)       12,148
                                                --------    ---------     ---------     ---------
Net earnings (loss) attributable
   to common stockholders                       $  4,982    $    (452)    $  26,719     $  (7,685)
                                                ========    =========     =========     =========
EBITDA                                          $ 35,610    $  37,063     $  63,368     $  64,678
                                                ========    =========     =========     =========

EBITDA margin                                       15.3%        16.8%         14.0%         16.2%



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

IASIS Healthcare Announces Second Quarter Results
Page 6
May 9, 2001


                          IASIS HEALTHCARE CORPORATION
                    CONDENSED AND CONSOLIDATED BALANCE SHEETS
                       (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                                   (UNAUDITED)
                                                                                    MARCH 31,    SEPT. 30,
                                                                                      2001         2000
                                                                                    ---------    ---------
                                     ASSETS

Current assets:
   Cash and cash equivalents                                                        $     793    $      --
   Accounts receivable, net of allowance for doubtful accounts
     of $23,967 and $31,403, respectively                                             168,437      146,744
   Inventories                                                                         23,354       19,874
   Current deferred tax assets                                                          1,146        1,146
   Prepaid expenses and other current assets                                           19,468       13,181
                                                                                    ---------    ---------
         Total current assets                                                         213,198      180,945

Property and equipment, net                                                           362,980      361,293
Goodwill and other intangibles, net                                                   298,477      302,380
Deferred debt financing costs, net                                                     21,635       23,472
Deferred tax assets                                                                     2,036        2,036
Other assets                                                                            3,089        3,713
                                                                                    ---------    ---------
         Total assets                                                               $ 901,415    $ 873,839
                                                                                    =========    =========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                                                                 $  44,843    $  31,707
   Salaries and benefits payable                                                       16,029       13,040
   Accrued interest payable                                                            14,113       20,020
   Medical claims payable                                                              15,419       16,530
   Other accrued expenses and other current liabilities                                16,559       20,739
   Current portion of accrued loss on discontinued operations                           3,000        4,008
   Current portion of long-term debt and capital lease obligations                     10,479        9,883
                                                                                    ---------    ---------
         Total current liabilities                                                    120,442      115,927

Long-term debt and capital lease obligations                                          564,813      547,771
Other long-term liabilities                                                            14,508       13,372
Minority interest                                                                       4,108        2,060
Mandatorily redeemable Series A preferred stock - $0.01 par value, authorized 500,000 shares; no shares issued and outstanding
   at March 31, 2001                                                                       --      183,199
Mandatorily redeemable Series B preferred stock - $0.01 par value, authorized 50,000 shares; no shares issued and outstanding
   at March 31, 2001                                                                       --        6,079
                                                                                    ---------    ---------
         Total liabilities                                                            703,871      868,408

Stockholders' equity:
   Common stock - $0.01 par value, authorized 100,000,000 shares;
     31,961,445 shares issued and 31,932,529 shares outstanding at March 31, 2001          30           14
   Additional paid-in capital                                                         450,785      259,784
   Treasury stock, at cost, 16,306,541 shares at March 31, 2001                      (155,300)    (155,025)
   Accumulated deficit                                                                (97,971)     (99,342)
                                                                                    ---------    ---------
         Total stockholders' equity                                                   197,544        5,431
                                                                                    ---------    ---------
         Total liabilities and stockholders' equity                                 $ 901,415    $ 873,839
                                                                                    =========    =========


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

IASIS Healthcare Announces Second Quarter Results
Page 7
May 9, 2001


                          IASIS HEALTHCARE CORPORATION
         CONDENSED AND CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                SIX MONTHS ENDED
                                                                                    MARCH 31,
                                                                             ----------------------
                                                                                2001         2000
                                                                             ---------    ---------
Cash flows from operating activities:
   Net earnings                                                              $   1,371    $   4,463
   Adjustments to reconcile net earnings
     to net cash provided by (used in) operating activities:
       Depreciation and amortization                                            27,967       21,495
       Minority interests                                                          173           42
       Gain on sale of property and equipment                                      (44)          --
       Changes in operating assets and liabilities,
         net of effect of acquisitions:
           Accounts receivable                                                 (21,562)     (95,734)
           Supplies, prepaid expenses and
             other  current assets                                              (8,848)     (31,349)
           Accounts payable and other accrued liabilities                        5,059       53,002
           Accrued loss on discontinued operations                              (1,725)          --
                                                                             ---------    ---------
       Net cash provided by (used in) operating activities                       2,391      (48,081)
                                                                             ---------    ---------
Cash flows from investing activities:
   Purchases of property and equipment                                         (22,445)     (26,438)
   Proceeds from sale of property and equipment                                    427           --
   Payments for acquisitions and dispositions, net                                (156)    (433,401)
   Increase in other assets                                                       (125)      (1,579)
                                                                             ---------    ---------
       Net cash used in investing activities                                   (22,299)    (461,418)
                                                                             ---------    ---------
Cash flows from financing activities:
   Proceeds from credit facility                                                    --      160,000
   Proceeds from issuance of preferred stock                                        --      160,000
   Proceeds from issuance of common stock                                        1,900           --
   Repurchase of common stock                                                       --     (155,025)
   Proceeds from senior bank debt borrowings                                    91,800      330,000
   Proceeds from issuance of senior subordinated notes                              --      230,000
   Payment of debt and capital leases                                          (74,675)    (162,057)
   Proceeds from sale of limited partnership interests, net                      1,876           --
   Distributions of minority interests                                            (200)          --
   Common and preferred stock issuance costs incurred                               --       (2,625)
   Debt financing costs incurred                                                    --      (25,927)
                                                                             ---------    ---------
       Net cash provided by financing activities                                20,701      534,366
                                                                             ---------    ---------
Increase in cash and cash equivalents                                              793       24,867
Cash and cash equivalents at beginning of period                                    --           --
                                                                             ---------    ---------
Cash and cash equivalents at end of period                                   $     793    $  24,867
                                                                             =========    =========
Supplemental disclosure of cash flow information:
     Cash paid for interest                                                  $  39,669    $  12,794
                                                                             =========    =========
     Cash paid for income taxes                                              $   3,700    $      --
                                                                             =========    =========

Supplemental schedule of investing activities:
   Effects of acquisitions and dispositions, net:
     Assets (acquired) disposed of, net of cash                              $     655    $(488,804)
     Liabilities assumed (paid)                                                   (536)      45,943
     Issuance (repurchase) of preferred and common stock, net                     (275)       9,460
                                                                             ---------    ---------
       Payments for acquisitions and dispositions, net                       $    (156)   $(433,401)
                                                                             =========    =========
Supplemental schedule of noncash investing and financing activities:
   Capital lease obligations incurred to acquire equipment                   $     667    $     179
                                                                             =========    =========
   Exchange of preferred stock for common stock                              $ 189,278    $      --
                                                                             =========    =========


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

IASIS Healthcare Announces Second Quarter Results
Page 8
May 9, 2001


                          IASIS HEALTHCARE CORPORATION
                         SEGMENT INFORMATION (UNAUDITED)
                                 (IN THOUSANDS)

                                                       THREE MONTHS ENDED         SIX MONTHS ENDED
                                                            MARCH 31,                 MARCH 31,
                                                     ----------------------    ----------------------
                                                       2001         2000         2001         2000
                                                     ---------    ---------    ---------    ---------
ACUTE CARE SERVICE:
Net patient revenue                                  $ 209,161    $ 199,693    $ 403,421    $ 359,153
Revenue between segments                                (2,428)      (2,261)      (4,091)      (3,000)
                                                     ---------    ---------    ---------    ---------
  Net revenue                                          206,733      197,432      399,330      356,153
Salaries and benefits                                   80,026       72,176      155,955      132,177
Supplies                                                33,311       34,690       65,350       60,735
Other operating expenses (1)                            39,792       38,461       80,456       71,201
Provision for bad debts                                 19,175       15,820       36,570       29,049
                                                     ---------    ---------    ---------    ---------
  EBITDA                                                34,429       36,285       60,999       62,991
Interest expense, net                                   16,649       15,070       33,857       29,445
Depreciation and amortization                           13,794       11,064       27,848       21,410
                                                     ---------    ---------    ---------    ---------
  Earnings (loss) from continuing operations
    before minority interests and income taxes (1)   $   3,986    $  10,151    $    (706)   $  12,136
                                                     =========    =========    =========    =========
Segment assets                                       $ 895,775    $ 887,221    $ 895,775    $ 887,221
                                                     =========    =========    =========    =========
Earnings (loss) from continuing operations
  before minority interests and income taxes (1)     $   3,986    $  10,151    $    (706)   $  12,136
Recapitalization costs                                      --           36           --        3,478
Minority interests                                         120          134          173           42
                                                     ---------    ---------    ---------    ---------
  Earnings (loss) from continuing operations
    before income taxes                              $   3,866    $   9,981    $    (879)   $   8,616
                                                     =========    =========    =========    =========
HEALTH CHOICE:
Capitation premiums                                  $  25,886    $  23,081    $  52,658    $  42,055
Revenue between segments                                    --           --           --           --
                                                     ---------    ---------    ---------    ---------
  Net revenue                                           25,886       23,081       52,658       42,055
Salaries and benefits                                    1,204        1,195        2,360        2,100
Supplies                                                   140           95          237          166
Other operating expenses (1)                            23,361       21,013       47,692       38,102
Provision for bad debts                                     --           --           --           --
                                                     ---------    ---------    ---------    ---------
  EBITDA                                                 1,181          778        2,369        1,687
Interest expense, net                                       --           --           --           --
Depreciation and amortization                               65           47          119           85
                                                     ---------    ---------    ---------    ---------
  Earnings from continuing operations
    before minority interests and income taxes (1)   $   1,116    $     731    $   2,250    $   1,602
                                                     =========    =========    =========    =========
Segment assets                                       $   5,049    $   2,709    $   5,049    $   2,709
                                                     =========    =========    =========    =========
Earnings from continuing operations
  before minority interests and income taxes (1)     $   1,116    $     731    $   2,250    $   1,602
Recapitalization costs                                      --           --           --           --
Minority interests                                          --           --           --           --
                                                     ---------    ---------    ---------    ---------
  Earnings from continuing operations
    before income taxes                              $   1,116    $     731    $   2,250    $   1,602
                                                     =========    =========    =========    =========

(1) Amounts exclude recapitalization costs.


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

IASIS Healthcare Announces Second Quarter Results
Page 9
May 9, 2001


                          IASIS HEALTHCARE CORPORATION
         PRO FORMA COMBINED FINANCIAL AND OPERATING DATA (1) (UNAUDITED)

                                                THREE MONTHS ENDED     SIX MONTHS ENDED
                                                     MARCH 31,             MARCH 31,
                                                ------------------    ------------------
                                                 2001       2000       2001       2000
                                                -------    -------    -------    -------
Number of hospitals at end of period                 15         14         15         14

Licensed beds at end of period                    2,706      2,567      2,706      2,567

Beds in service at end of period                  2,205      2,144      2,205      2,144

Average length of stay (days)                      4.44       4.59       4.40       4.52

Occupancy rates (average beds in service) (2)      49.2%      47.5%      46.7%      44.3%

Admissions                                       21,587     20,194     41,593     38,394

    Same facility % change                          4.7%                  6.6%

Adjusted admissions                              34,366     32,129     66,155     61,761

    Same facility % change                          4.6%                  5.3%

Patient days                                     95,926     92,714    183,186    173,699

Adjusted patient days                           147,619    143,718    282,277    272,058

Outpatient revenue as a % of patient revenue       35.0%      35.8%      34.9%      36.4%

(1) Unaudited historical and pro forma combined financial and operating data as if the acquisition of the Tenet hospitals and Health Choice was effective October 1, 1999.

(2) Excludes 71 beds at RMMC placed in service on April 10, 2000. If these beds are included, occupancy rates would have been 48.3% and 45.8% for the three months and six months ended March 31, 2001, respectively.

                                      -END-